                                                                    EXHIBIT 10.6




                                 FORM OF WARRANT



                  (A) NEITHER THIS WARRANT NOR ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT (THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

                  (B) THIS WARRANT IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

     -----------------------------------------------------------------------

                        HOTEL RESERVATIONS NETWORK, INC.
                      CLASS A COMMON STOCK PURCHASE WARRANT

     -----------------------------------------------------------------------




                  This certifies that, for good and valuable consideration, Hotel Reservations Network, a Delaware corporation ("HRN"), grants to [ ] (the "Warrantholder"), the right to subscribe for and purchase from HRN [ ] validly issued, fully paid and nonassessable shares (the "Warrant Shares") of HRN's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), at a purchase price per share of $[ ] (the "Exercise Price"), at any time prior to 5:00 p.m. Eastern Time, on the third anniversary of the date hereof (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth.

                  This Warrant was issued in connection with and pursuant to the terms of the Letter Agreement, dated as of [ ] the ("Letter Agreement"), among HRN and the Warrantholder, and is subject to the terms thereof.

                  1.       EXERCISE OF WARRANT.

                           1.1 EXERCISE OF WARRANT. This Warrant may be
exercised, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to HRN at its principal office this Warrant, with an Exercise Form (as defined herein) duly executed by the Warrantholder and accompanied by payment of the Exercise Price for the number of shares of Class A Common Stock specified in such Exercise Form.

                           1.2 CASHLESS EXERCISE. In lieu of the payment of the
Exercise Price, the Warrantholder shall have the right (but not the obligation) to require HRN to convert this Warrant, in whole or in part, into shares of Class A Common Stock (the "Conversion Right") as provided for in this Section
1.2. Upon exercise of the Conversion Right, HRN shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price (as defined herein) of the shares of Class A Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (y) the Current Market Price of one share of Class A Common Stock immediately prior to the exercise of the Conversion Right. The Conversion Right may be exercised at any time or from time to time by surrendering to HRN at its principal office this Warrant, with an Exercise Form duly executed by the Warrantholder and indicating that the Warrantholder wishes to exercise the Conversion Right and specifying the total number of shares of Class A Common Stock that the Warrantholder will be issued pursuant to such Conversion Right.

                           1.3 DELIVERY OF WARRANT SHARES; EFFECTIVENESS OF
EXERCISE.

                                (a) DELIVERY OF WARRANT SHARES. A stock
certificate or certificates for the Warrant Shares specified in the Exercise Form along with a check for the amount of cash to be paid in lieu of fractional shares, if any, shall be delivered to the Warrantholder within three Business Days after the Exercise Date (as defined herein). If this Warrant shall have been exercised only in part, HRN shall, at the time of delivery of the stock certificate or certificates and cash in lieu of fractional shares, if any, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

                                (b) EFFECTIVENESS OF EXERCISE. The exercise of
this Warrant shall be deemed to have been effective immediately prior to the close of business on the Business Day on which this Warrant is exercised in accordance with Section 1.1 (the "Exercise Date"). The Person in whose name any certificate for shares of Class A Common Stock shall be issuable upon such exercise shall be deemed to be the record holder of such shares of Class A Common Stock for all purposes on the Exercise Date.

                                (c) LIMITATIONS ON EXERCISE. Notwithstanding
anything to the contrary herein, this Warrant may be exercised only upon the delivery to HRN of any certificates, legal opinions, or other documents reasonably requested by HRN to satisfy HRN that the proposed exercise of this Warrant may be effected without registration under the Securities Act. The Warrantholder shall not be entitled to exercise this Warrant, or any part thereof, unless and until such certificates, legal opinions or other documents are reasonably acceptable to HRN.

                           1.4 PAYMENT OF TAXES. The issuance of certificates
for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereof; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of HRN.

                  2.       RESTRICTIONS ON TRANSFER.

                           2.1 In addition to the restrictions in Section 11.3,
the Warrantholder shall not Transfer (as defined in Section 11.3) any Warrant Shares prior to the first anniversary of the date hereof. This Section 2.1 shall survive the exercise of the Warrants.

                  3.       RESTRICTIVE LEGENDS.

                           3.1 WARRANTS. Except as otherwise permitted by this
Sec tion 3, each Warrant (and each Warrant issued in substitution for any Warrant pursu ant to Section 5) shall be stamped or otherwise imprinted with a legend in substan tially the following form:

                  (A) NEITHER THIS WARRANT NOR ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT (THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

                  (B) THIS WARRANT IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

                           3.2 WARRANT SHARES. Except as otherwise permitted by
this Section 3, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  (A) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

                  (B) THE SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE WARRANT DATED [ ], 2000, AMONG THE COMPANY AND THE WARRANTHOLDER NAMED THEREIN, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE WARRANT AGREEMENT.

                           3.3 REMOVAL OF LEGENDS. Notwithstanding the
foregoing, the Warrantholder may require HRN to issue a Warrant or a stock certificate for Warrant Shares, in each case without the legend required by
Section 3.1(A) or 3.2(A), as applicable, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or (ii) the Warrantholder has delivered to HRN an opinion of legal counsel (from a firm reasonably satisfactory to HRN) which opinion shall be addressed to HRN and be reasonably satisfactory in form and substance to HRN's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

                  4.       RESERVATION OF SHARES, ETC.

                  HRN covenants and agrees as follows:

                                (a) All Warrant Shares that are issued upon the
exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue and the restrictions on transfer contained in this Warrant.

                                (b) During the period within which this Warrant
may be exercised, HRN will at all times have authorized and reserved, and keep available free from preemptive rights a sufficient number of shares of Class A Common Stock to provide for the exercise of the rights represented by this Warrant.

                                (c) HRN will, from time to time, take all such
action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then Effective Exercise Price.

                  5.       LOSS OR DESTRUCTION OF WARRANT.

                  Subject to the terms and conditions hereof, upon receipt by HRN of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as HRN may reasonably require, and, in the case of mutilation, upon surrender and cancellation of this Warrant, HRN will execute and deliver a new Warrant of like tenor.

                  6.       OWNERSHIP OF WARRANT.

                  HRN may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than HRN) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registra tion of transfer.

                  7.       CERTAIN ADJUSTMENTS.

                           7.1 The number of Warrant Shares purchasable upon the
exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                                (a) STOCK DIVIDENDS, SUBDIVISION, COMBINATION OR
RECLASSIFICATION OF CLASS A COMMON STOCK. If at any time after the date of the issuance of this Warrant HRN shall (i) declare a stock dividend on the Class A Common Stock payable in shares of its capital stock (including Class A Common Stock), (ii) increase the number of shares of Class A Common Stock outstanding by a subdivision or split-up of shares of Class A Common Stock, (iii) decrease the number of shares of Class A Common Stock outstanding by a combination of shares of Class A Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Class A Common Stock, then, on the record date for such dividend or the effective date of such subdivision or split-up, combination or reclassification, as the case may be, the number and kind of shares to be delivered upon exercise of this Warrant will be adjusted so that the Warrantholder will be entitled to receive the number and kind of shares of capital stock that such Warrantholder would have owned or been entitled to receive upon or by reason of such event had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).

                                (b) REORGANIZATION, ETC. If at any time after
the date of issuance of this Warrant any consolidation of HRN with or merger of HRN with or into any other Person (other than a merger or consolidation in which HRN is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination in, outstanding shares of Class A Common Stock) or any sale, lease or other transfer of all or sub stantially all of the assets of HRN to any other Person (each a "Reorganization Event"), shall be effected in such a way that the holders of Class A Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by HRN or another Person) with respect to or in exchange for Class A Common Stock, then, with respect to any unexercised Warrant, the Board of Directors of HRN or any surviving or acquiring corporation or entity (the "Relevant Entity") shall take such action as is equitable and appropriate to substitute a new warrant for such Warrant or to assume such Warrant in order to make such new or assumed warrant as nearly as may be practicable, equivalent to the old Warrant (the "Reorganization Action"). Notwithstanding the foregoing, in lieu of taking any such action, the Relevant Entity may pay to the Warrantholder the Value of the Warrant (as defined below) in cancellation of the Warrant. The "Value of the Warrant" shall be the value of the consideration received less the Exercise Price as determined in good faith by HRN's Board of Directors. The Value of the Warrant shall be payable either, at the election of the Relevant Entity, in cash or in the form of consideration paid to holders of shares of Class A Common Stock pursuant to the Reorganization Event.

                                (c) EXTRAORDINARY DISTRIBUTIONS. If at any time
after the date of issuance of this Warrant HRN shall distribute to all holders of its Class A

Common Stock (including any such distribution made in connection with a consolidation or merger in which HRN is the continuing or surviving corporation and the Class A Common Stock is not changed or exchanged) cash, evidences of indebtedness, securities or other assets (excluding (i) ordinary course quarterly cash dividends and (ii) dividends payable in shares of capital stock for which adjustment is made under Section 7.1(a)) or rights, options or warrants to subscribe for or purchase securities of HRN, then the number of shares of Class A Common Stock to be delivered to such Warrantholder upon exercise of this Warrant shall be increased so that the Warrantholder thereafter shall be entitled to receive the number of shares of Class A Common Stock determined by multiplying the number of shares such Warrantholder would have been entitled to receive immediately before such record date by a fraction, the denominator of which shall be the Current Market Price per share of Class A Common Stock on such record date minus the then fair market value (as reasonably determined by the Board of Directors of HRN in good faith) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Class A Common Stock (provided that such denominator shall in no event be less than $.01 and the numerator of which shall be the Current Market Price per share of the Class A Common Stock, and the Exercise Price shall be adjusted as provided below in paragraph (g).

                                (d) PRO RATA REPURCHASES. If at any time after
the date of issuance of this Warrant, HRN or any subsidiary thereof shall make a Pro Rata Repurchase, then the number of shares of Class A Common Stock to be delivered to such Warrantholder upon exercise of this Warrant shall be increased so that the Warrantholder thereafter shall be entitled to receive the number of shares of Class A Common Stock determined by multiplying the number of shares of Class A Common Stock such Warrantholder would have been entitled to receive immediately before such Pro Rata Repurchase by a fraction (which in no event shall be less than one) the denominator of which shall be (i) the product of (x) the number of shares of Class A Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Current Market Price of the Class A Common Stock as of the day immediately preceding the first public announcement by HRN of the intent to effect such Pro Rata Repurchase minus (ii) the aggregate purchase price of the Pro Rata Repurchase (provided that such denominator shall never be less than $.01, and the numerator of which shall be the product of (i) the number of shares of Class A Common Stock outstanding immediately before such Pro Rata Repurchase minus the number of shares of Class A Common Stock repurchased in such Pro Rata Repurchase and (ii) the Current Market Price of the Class A Common Stock as of the day immediately preceding the first public announcement by HRN of the intent to effect such Pro Rata Repurchase.

                                (e) FRACTIONAL SHARES. No fractional shares of
Class A Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Class A Common Stock that would otherwise be issuable to such Warrantholder, HRN will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price per share of Class A Common Stock.

                                (f) CARRYOVER. Notwithstanding any other
provision of this Section 7.1, no adjustment shall be made to the number of shares of Class A Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

                                (g) EXERCISE PRICE ADJUSTMENT. Whenever the
number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided pursuant to this Section 7.1, the Exercise Price per share payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; PROVIDED, HOWEVER, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

                                (h) MULTIPLE ADJUSTMENTS. If any action or
transaction would require adjustment of the number of shares of Class A Common Stock to be delivered to the Warrantholder upon exercise of this Warrant pursuant to more than one paragraph of this Section 7.1, only one adjustment shall be made and each such adjustment shall be the amount of adjustment that has the highest absolute value.

                           7.2 NOTICE OF ADJUSTMENT. Whenever the number of
Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, HRN shall promptly mail by overnight courier or by first class mail, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                           7.3 NOTICES OF CORPORATE ACTION. So long as this
Warrant has not been exercised in full, in the event of:

                                (a) any action that would trigger an adjustment
to the number of shares of Class A Common Stock to be delivered to the Warrantholder upon exercise of this Warrant,

                                (b) any consolidation or merger involving HRN
and any other party or any transfer of all or substantially all the assets of HRN to any other party, or

                                (c) any voluntary or involuntary dissolution,
liquidation or winding-up of HRN,

HRN will deliver, by overnight courier or by first class mail, postage prepaid, to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of a dividend, distribution or right and the amount and character of any such dividend, distribution or right and (ii) the date or expected date on which a reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Class A Common Stock (or other securities) shall be entitled to exchange their shares of Class A Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 20 days prior to the date therein specified in the case of any date referred to in the foregoing subdivisions (i) and (ii).

                           7.4 EFFECT OF FAILURE TO NOTIFY. Failure to file any
certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to Section 7.3 shall not affect the legality or validity of the adjustment to the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

                  8. AMENDMENTS. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of HRN and the Warrantholder.

                  9. EXPIRATION OF THE WARRANT. The obligations of HRN pursuant to this Warrant shall terminate on the Expiration Date.

                  10. DEFINITIONS.

                  As used herein, unless the context otherwise requires, the following terms have the following meanings:

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law or executive order to close in the State of Texas or New York.

                  "CLOSING PRICE" of the Class A Common Stock as of any day, means (a) the average of the closing bid and asked prices, in either case as reported on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading or (b) if the Class A Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked quotation for the Class A Common Stock, in either case reported on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), or a similar service if NASDAQ is no longer reporting such information.

                  "CLASS A COMMON STOCK" has the meaning specified on the cover of this Warrant.

                  "HRN" has the meaning specified on the cover of this Warrant.

                  "CURRENT MARKET PRICE" means, with respect to each share of Class A Common Stock as of any date, the average of the daily Closing Prices per share of Class A Common Stock for the 10 consecutive trading days prior to such date; provided that if on any such date the shares of Class A Common Stock are not listed or admitted for trading on any national securities exchange or quoted by NASDAQ or a similar service, the Current Market Price for a share of Class A Common Stock shall be the fair market value of such share as determined in good faith by the Board of Directors of HRN or, if requested by the Warrantholder, an Independent Financial Expert selected jointly by the Board of Directors and such Warrantholder. If HRN and the Warrantholder are unable to agree upon an Independent Financial Expert within 15 days after the request by the Warrantholder, each of HRN and the Warrantholder shall select an Independent Financial Expert within 5 days following the expiration of such 15-day period and these two Independent Financial Experts shall select a third Independent Financial Expert and the determination of the fair market value of a share of Class A Common Stock by such third Independent Financial Expert shall be final and binding on HRN and the Warrantholder. If either HRN or the Warrantholder shall fail to select an Independent Financial Expert within such 5-day period, then the fair market value of a share of Class A Common Stock shall be determined by the Independent Financial Expert selected by the other party. The fees and expenses of any of the Independent Financial Experts retained in accordance with the foregoing shall be borne by HRN.

                  "EXERCISE FORM" means an Exercise Form in the form annexed hereto as Exhibit A.

                  "EXERCISE PRICE" has the meaning specified on the cover of this Warrant.

                  "EXPIRATION DATE" has the meaning specified on the cover of this Warrant.

                  "INDEPENDENT FINANCIAL EXPERT" means an independent nationally recognized investment banking firm.

                  "PERSON" means any individual, corporation, partnership, joint venture, association, trust, limited liability company or other entity.

                  "PRO RATA REPURCHASE" means any purchase of shares of Class A Common Stock by HRN or by any of its subsidiaries whether for cash, shares of capital stock of HRN, other securities of HRN, evidences of indebtedness of HRN or any other Person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a subsidiary of HRN), or any combination thereof, which purchase is subject to Section 13(e) of the Securities Exchange Act of 1934, as amended, or is made pursuant to an offer made available to all holders of Class A Common Stock.

                  "SECURITIES ACT" has the meaning specified on the cover of this Warrant.

                  "WARRANTHOLDER" has the meaning specified on the cover of this Warrant.

                  "WARRANT SHARES" has the meaning specified on the cover of this Warrant.

                  11. MISCELLANEOUS.

                           11.1 ENTIRE AGREEMENT. This Warrant together with the
Letter Agreement and constitute the entire agreement between HRN and the Warrantholder with respect to the Warrants.

                           11.2 BINDING EFFECT; BENEFITS. This Warrant shall
inure to the benefit of and shall be binding upon HRN and the Warrantholder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any Person other than HRN and the Warrantholder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                           11.3 TRANSFER; ASSIGNMENT. The Warrantholder may not
sell, assign, transfer, gift, exchange or otherwise dispose of, or grant a lien, encumbrance, pledge or other security interest in (each a "Transfer") this Warrant, except that after the first anniversary of the date hereof the Warrantholder may Transfer this Warrant to an affiliate of the Warrantholder.

                           11.4 SECTION AND OTHER HEADINGS. The section and
other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

                           11.5 NOTICES. All notices and other communications
required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail, as follows:

                                  (a)     if to HRN, addressed to:

                                          Hotel Reservations Network
                                          8140 Walnut Hill Lane
                                          Suite 203
                                          Dallas, TX 75231
                                          Attention: Robert Diener
                                          Telecopy:  (305) 892-4443

                                  (b)     if to the Warrantholder, addressed to:



                                 Attention:

Any party may by notice given in accordance with this Section 11.5 designate another address or person for receipt of notices hereunder.


                           11.6 SEVERABILITY. Any term or provision of this
Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                           11.7 GOVERNING LAW. This Warrant shall be deemed to
be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to such agreements made and to be performed entirely within such State.

                           11.8 CERTAIN REMEDIES. The Warrantholder shall be
entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions of this Warrant in any court of the United States or any court of any state having jurisdiction, this being in addition to any other remedy to which the Warrantholder may be entitled at law or in equity.

                           11.9 NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing
contained in this Warrant shall be deemed to confer upon the Warrantholder any rights as a stockholder of HRN or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by HRN or by creditors or stockholders of HRN or otherwise.

                           11.10 FURTHER ASSURANCES. Each of HRN and the
Warrantholder shall do and perform all such further acts and things and execute and deliver all such certificates, instruments and documents as HRN or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

                  IN WITNESS WHEREOF, HRN has caused this Warrant to be signed by its duly authorized officer.

                                    HOTEL RESERVATIONS NETWORK



                                    By:
                                         ----------------------------------
                                         Robert Diener
                                         President


Dated: [               ]

                                                                       EXHIBIT A



                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase __________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of Hotel Reservations Network in the amount of $__________ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.




Dated:
       ----------------------------------


                                    Signature
                                               ------------------------------


                                                 ----------------------------
                                                         (Print Name)

                                                 ----------------------------
                                                       (Street Address)

                                                 ----------------------------
                                                 (City)   (State)  (Zip Code)